WEST SHORE REAL RETURN INCOME FUND

Class A   AWSFX

Class I   IWSFX

Class N   NWSFX

Class R    RWSFX

A Series of Two Roads Shared Trust

Supplement dated December 19, 2013
to the Prospectus dated November 1, 2013

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Effective immediately, the following is inserted as an addition to the ”Frequent Purchases and Redemptions of Fund Shares” section on page 21 of the Prospectus:

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee under certain circumstances, limited to:

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Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

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Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

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Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

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Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

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Other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust's Chief Compliance Officer.

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This Supplement and the existing Prospectus and SAI, dated November 1, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-WSFUNDS (973-8637).